Exhibit 10.32.2

AMENDMENT No. 2 TO EMPLOYMENT AGREEMENT
THIS AMENDMENT No. 2 TO EMPLOYMENT AGREEMENT (“Amendment No. 2”), is entered into as of April 1, 2016, by and between Third Point Reinsurance Ltd., a Bermuda company (the “Company”), and Manoj K. Gupta (the “Executive”).
WHEREAS, the Company and the Executive entered into a certain Employment Agreement dated as of March 27, 2012 and an Amendment No. 1 to Employment Agreement dated as of February 26, 2015 (the “Employment Agreement”); and
WHEREAS, in consideration of the mutual agreements set forth below and for other good and valuable consideration given by each party to this Amendment No. 2 to the other, the receipt and sufficiency of which are hereby acknowledged, the Company and Executive agree to amend the Employment Agreement on the terms set forth below.
NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1.	Section 2(a) of the Employment Agreement shall be amended to read in its entirety as follows:
“2. Extent of Employment.
(a)Duties. During the Employment Term and from and after April 1, 2016, the Executive shall serve as the Company’s Head of Investor Relations and Business Development (reporting to the President and Chief Operating Officer of the Company), In his capacity as the Company’s Head of Investor Relations and Business Development, the Executive shall perform such duties, services, and responsibilities on behalf of the Company consistent with such positions as may be reasonably assigned to the Executive from time to time. In addition, the Executive shall provide certain underwriting advisory services to Third Point Reinsurance (USA) Ltd. (TPRe USA) pursuant to his secondment to TPRe USA.”

2.	The parties hereto agree that except as specifically set forth in this Amendment No. 1, each and every provision of the Employment Agreement shall remain in full force and effect as set forth therein.
[Signature Page Follows]

Exhibit 10.32.2

IN WITNESS WHEREOF, the Company has caused this Amendment No. 2 to be executed, and the Executive has hereunto set his hand, in each case effective as of the day and year first above written.
THIRD POINT REINSURANCE LTD.
/s/ J. Robert Bredahl
By: _____________________________________
    Name: _______________________________
    Title: ________________________________

/s/ Janice R. Weidenborner
By: _____________________________________
Name: _______________________________
Title: ________________________________

EXECUTIVE

/s/ Manoj K. Gupta
________________________________________
Manoj K. Gupta

2